UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 4, 2021

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	VKTX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, par value $0.00001 per share	VKTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 4, 2021, Viking Therapeutics, Inc. (the “Company”) appointed Marianne Mancini, age 56, as the Company’s Chief Operating Officer and Greg Zante, age 50, as the Company’s Chief Financial Officer. Upon commencement of his appointment, Mr. Zante assumed the duties of the Company’s principal financial officer until such time as his successor is appointed, or until his earlier resignation or removal. There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and either Ms. Mancini or Mr. Zante.

Prior to Ms. Mancini’s appointment as the Company’s Chief Operating Officer, Ms. Mancini served as the Company’s Senior Vice President of Clinical Operations since March 2018, and Vice President of Clinical Operations from May 2015 to March 2018. Ms. Mancini has over 30 years of experience in the pharmaceutical and biotechnology industry focusing on the management and oversight of clinical trials from early stage to late-stage drug development. Prior to joining the Company, Ms. Mancini was Senior Director of Clinical Operations at Ambit Biosciences Corporation, a company focused primarily on the development of oncology therapies for the treatment of Acute Myeloid Leukemia (AML) from August 2013 to May 2015. Previously, Ms. Mancini was the Senior Director of Clinical Operations at Aires Pharmaceuticals, Inc., a company focused on developing therapies for pulmonary vascular disorders from March 2011 to October 2012. At Arena Pharmaceuticals, Inc., she served as Senior Director of Project Management and Clinical Operations and was also the Project Team Leader for the company’s lead obesity compound, BELVIQ®, from November 2006 to March 2011. Ms. Mancini held management positions at Baxter BioSciences, a division of Baxter Healthcare Corporation, where she was the Global Director of Clinical Operations overseeing the company’s global clinical trials involving coagulation disorders, biosurgery, and critical care from January 1999 to August 2006. She has also previously held positions at Genentech from September 1996 to January 1999, Procter & Gamble Pharmaceuticals, Inc. from August 1991 to August 1996, and Phoenix International Life Sciences from April 1990 to July 1991. Ms. Mancini holds a MA in Bioethics from Loyola Marymount University, a MBA from the University of Phoenix, and a BS in Nutritional Sciences from McGill University.

Ms. Mancini’s annualized salary is currently $405,000 and she is currently eligible to receive an annual performance bonus of up to 40% of her base salary for fiscal year 2021. Her salary and performance bonus percentage may be adjusted in the future at the discretion of the Company’s Compensation Committee. Ms. Mancini’s employment is on an “at will” basis. Additionally, the Company granted Ms. Mancini an option to purchase 90,000 shares of common stock of the Company, a restricted stock unit award for 73,000 shares of common stock of the Company and a performance restricted stock unit award for 30,000 shares of common stock of the Company. One-third of the shares of common stock subject to the option award shall vest on each one-year anniversary of the date of grant, subject to Ms. Mancini’s continuous service through such date. One-third of the number of shares of common stock subject to the restricted stock unit award shall vest on each one-year anniversary of the date of grant, subject to Ms. Mancini’s continuous service through such date. The shares of common stock subject to the performance restricted stock unit award shall vest upon the Company achieving certain milestones, with 33.33% of the shares subject to the performance restricted stock unit award vesting upon the achievement of one of four milestones (for a maximum of 133.33% of the shares upon the achievement of all four milestones), with any then-unvested portion of the performance restricted stock unit award to be cancelled on the four-year anniversary of the grant date, subject to Ms. Mancini’s continuous service through each milestone.

Prior to Mr. Zante’s appointment as the Company’s Chief Financial Officer, Mr. Zante served as the Company’s Senior Vice President of Finance since August 2019 and as Vice President, Finance & Operations from December 2016 to July 2019. Mr. Zante possesses nearly 25 years of financial management experience at public and private companies in the biotechnology and accounting industries. Prior to joining the Company, Mr. Zante was Chief Financial Officer at Dance Biopharm, Inc., a diabetes-focused biopharmaceutical company, from 2013 to 2016, where he managed the company’s private financing strategy and positioned it for initial public offering activities. Mr. Zante has also previously held senior positions at several biopharmaceutical companies including Sangamo Therapeutics, Inc. from 2003 to 2013, Calyx Therapeutics Inc. from 2001 to 2003 and Matrix Pharmaceuticals, Inc. from 2000 to 2001. He is a certified public accountant in the State of California and previously served as a senior staff accountant at Ernst & Young. He holds a BA in Business-Economics from the University of California, Los Angeles.

Mr. Zante’s annualized salary is currently $400,000 and he is currently eligible to receive an annual performance bonus of up to 40% of his base salary for fiscal year 2021. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Company’s Compensation Committee. Mr. Zante’s employment is on an “at will” basis. Additionally, the Company granted Mr. Zante an option to purchase 78,000 shares of common stock of the Company, a restricted stock unit award for 64,667 shares of common stock of the Company and a performance restricted stock unit award for 20,000 shares of common stock of the Company. One-third of the shares of common stock subject to the option award shall vest on each one-year anniversary of the date of grant, subject to Mr. Zante’s continuous service through such date. One-third of the number of shares of common stock subject to the restricted stock unit award shall vest on each one-year anniversary of the date of grant, subject to Mr. Zante’s continuous service through such date. The shares of common stock subject to the performance restricted stock unit award shall vest upon the Company achieving certain milestones, with 33.33% of the shares subject to the performance restricted stock unit award vesting upon the achievement of one of four milestones (for a maximum of 133.33% of the shares upon the achievement of all four milestones), with any then-unvested portion of the performance restricted stock unit award to be cancelled on the four-year anniversary of the grant date, subject to Mr. Zante’s continuous service through each milestone.

In connection with Ms. Mancini’s appointment as the Company’s Chief Operating Officer and Mr. Zante’s appointment as the Company’s Chief Financial Officer, the Company entered into indemnification agreements with each of Ms. Mancini and Mr. Zante in the same form as its standard form of indemnity agreement with the Company’s other executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: January 6, 2021	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)